SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report                                    May 23, 1997

                        CHEUNG LABORATORIES, INC.


           2-93826-W                            52-1256615
    (Commission File Number)        (IRS Employer Identification Number)



               10220 Old Columbia Road Suite I Columbia, MD 21046
                                  (410) 290-5390





ITEM  5:  OTHER EVENTS

Effective May 22, 1997, Spencer J. Volk was appointed the President and Chief Executive Officer of Cheung Laboratories, Inc (the "Registrant"). The terms and conditions of Mr. Volk's employment with the Registrant are currently being negotiated.


                                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                 CHEUNG LABORATORIES, INC.


Date:May 23, 1997                 By:\s\Spencer J. Volk
                                     Spencer J. Volk
                                      President and Chief Executive Officer